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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  October 16, 2000
                                                ----------------

                         BIOZHEM COSMECEUTICALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Texas
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                 (State or Other Jurisdiction of Incorporation)

          1-14725                                         76-0118305
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(Commission File Number)                    (I.R.S. Employer Identification No.)

 32238 Paseo Adelanto  Suite A  San Juan Capistrano, CA.      92675
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     (Address of Principal Executive Officers)              (Zip Code)

                               (949)  488-2184
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


        ---------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Reported)





Item 5.  OTHER EVENTS
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         On October 16, 2000, Biozhem Cosmeceuticals, Inc. ("Biozhem") completed net financing of one million dollars ($1,000,000) to be used in the direct response marketing of skin care products containing the nutrient solution developed by Advance Tissue Sciences, Inc.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  Biozhem Cosmeceuticals, Inc.



            October 18, 2000                      By: /s/ JOHN C. RIEMANN
            ----------------                      ---------------------------
                                                  John C. Riemann, Chairman